Interest expense	12 Months Ended
Dec. 31, 2025
Analysis of income and expense [abstract]
Interest Expense	Interest expense

$ million
	2025	2024	2023
Interest incurred and similar charges	2,363	2,800	2,669
Interest expense related to leases	1,866	1,722	1,772
Less: interest capitalised	(521)	(638)	(532)
Other net (gains)/losses on fair value and cash flow hedges of debt	(70)	(71)	45
Accretion expense	1,033	974	719
Total	4,671	4,787	4,673
The rate applied in determining the amount of interest capitalised in 2025 was 4.5% (2024: 4.0%, 2023: 4.0%).